Exhibit 10.3
EXECUTION VERSION

EIGHTH AMENDMENT TO CREDIT AGREEMENT

EIGHTH AMENDMENT, dated as of August 30, 2012 (this “Amendment”), under and to the Credit Agreement dated as of March 13, 2009 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among American Apparel, Inc., a corporation organized under the laws of the State of Delaware (the “Borrower”), the Facility Guarantors from time to time party thereto, Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), in its capacity as Administrative Agent thereunder and in its capacity as Collateral Agent thereunder, and the Lenders from time to time party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, each of American Apparel (Carnaby) Limited and American Apparel (UK) Limited (each, a “New Facility Guarantor” and collectively, the “New Facility Guarantors”) is a Subsidiary of the Borrower and wishes to become a Facility Guarantor party to the Credit Agreement pursuant to a Joinder to the Credit Agreement;

WHEREAS, each New Facility Guarantor will enter into a debenture in connection with becoming a New Facility Guarantor;

WHEREAS, American Apparel (USA), LLC will enter into a debenture in connection with this Amendment;

WHEREAS, the Borrower and each Lender have also agreed to amend certain provisions of the Credit Agreement on the terms and subject to the conditions set forth in this Amendment; and

NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the undersigned hereby agree as follows:
I.Defined Terms; Interpretation; Etc. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement (as amended hereby).

II.Amendment to Credit Agreement.
a.    Section 1.01 of the Credit Agreement is hereby amended by:
(i)    adding the following definitions in proper alphabetical order:
“Eighth Amendment” means the Eighth Amendment to the Credit Agreement, dated as of August 30, 2012, among the Borrower, the Facility Guarantors party thereto, Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), in its capacity as Administrative Agent thereunder and in its capacity as Collateral Agent thereunder, and the Lenders party thereto.
“Eighth Amendment Effective Date” means the effective date under, and as defined in, Section IV of the Eighth Amendment.
“Eighth Amendment PIK Fee” has the meaning provided in Section 2.01(c).
(ii)    amending and restating the definition of “Facility Guarantors” in its entirety as follows:

“Facility Guarantors” means (i) each of the Subsidiaries of the Borrower, whether now existing or hereafter creating or acquired, other than Foreign Subsidiaries (except American Apparel (Carnaby) Limited and American Apparel (UK) Limited, each a company organized under the laws of England and Wales), and (ii) any other Person required to become a Facility Guarantor hereunder.
(iii)    amending and restating the definition of “Loans” in its entirety as follows:
“Loans” means all loans made pursuant to this Agreement pursuant to Section 2.01, all PIK Interest, if any, that has been added to the principal balance of the Loans on any Interest Payment Date pursuant to Section 2.04, the Closing Date PIK Fee that has been added to the principal balance of the Loans on the Closing Date pursuant to Section 2.01(c), the Fifth Amendment PIK Fee that has been added to the principal balance of the Loans on the Fifth Amendment Effective Date pursuant to Section 2.01(c), the Eighth Amendment PIK Fee that has been added to the principal balance of the Loans on the Eighth Amendment Effective Date pursuant to Section 2.01(c) and any Warrant PIK Fee that has been added to the principal balance of the Loans on any Warrant PIK Fee Date pursuant to Section 2.01(c).
“Reference Period” means, as of any date of determination, the period of twelve consecutive Fiscal Months ending on such date.
b.    Section 2.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c)    The Borrower agrees to pay to (w) Lion Capital LLP, on the Closing Date a fee in amount equal to $5,000,000 (the “Closing Date PIK Fee”), (x) those Persons who are Lenders on the Fifth Amendment Effective Date, on a pro rata basis, a fee equal to $994,367.30 (the “Fifth Amendment PIK Fee”), (y) those Persons who are Lenders on the Eighth Amendment Effective Date, on a pro rata basis, a fee equal to $150,000.00 (the “Eighth Amendment PIK Fee”) and (z) Lion/Hollywood L.L.C., on any Warrant PIK Fee Date, any Warrant PIK Fee (all Warrant PIK Fees, together with the Closing Date PIK Fee, the “PIK Fees”). The Closing Date PIK Fee shall be paid in full on the Closing Date by increasing the outstanding principal amount of Loans by the amount of the Closing Date PIK Fee on the Closing Date. The Closing Date PIK Fee so added to the principal amount of the Loans shall bear interest as provided in Section 2.04 beginning on the Closing Date. The Fifth Amendment PIK Fee shall be paid in full on the Fifth Amendment Effective Date by increasing the outstanding principal amount of Loans by the amount of the Fifth Amendment PIK Fee on the Fifth Amendment Effective Date. The Fifth Amendment PIK Fee so added to the principal amount of the Loans shall bear interest as provided in Section 2.04 beginning on the Fifth Amendment Effective Date. The Eighth Amendment PIK Fee shall be paid in full on the Eighth Amendment Effective Date by increasing the outstanding principal amount of Loans by the amount of the Eighth Amendment PIK Fee on the Eighth Amendment Effective Date. The Eighth Amendment PIK Fee so added to the principal amount of the Loans shall bear interest as provided in Section 2.04 beginning on the Eighth Amendment Effective Date. Any Warrant PIK Fee shall be paid in full on any Warrant PIK Fee Date by increasing the outstanding principal amount of Loans by the amount of such Warrant PIK Fee on such Warrant PIK Fee Date. Any Warrant PIK Fee so added to the principal amount of the Loans shall bear interest as provided in Section 2.04 beginning on the corresponding Warrant PIK Fee Date. The obligation of the Borrower to pay the PIK Fees shall be automatically evidenced by this Agreement or, if applicable, any Notes issued pursuant to this Agreement.”
c.    Section 5.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(d) Concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower in the form of Exhibit D hereto (a “Compliance Certificate”) (i) certifying as to whether a Default or Event of Default has occurred and, if a Default or Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations with respect to (x) the covenants set forth in Sections 6.11 and 6.12 hereof for such period, and (y) Total Debt to Consolidated EBITDA for such period, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's most recent audited financial statements and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such Compliance Certificate and (iv) solely for the Reference Periods listed in the table found in Section 6.18 hereof, (x) setting forth reasonably detailed calculations of the covenant set forth in Section 6.18 and (y) stating whether the Borrower is compliance with Section 6.18 of the Credit Agreement.”
d.    Article VI of the Credit Agreement is hereby amended by adding the following Section 6.18 at the end thereof:
“SECTION 6.18    Minimum Consolidated EBITDA. The Credit Parties shall not permit the Consolidated EBITDA for any of the Reference Periods set forth below to be less than the amount set forth below opposite such period:

Reference Period Ending (inclusive of end dates)	Minimum Consolidated EBITDA
July 31, 2012	$24,769,000
August 30, 2012	$26,317,000
September 30, 2012	$30,219,000
October 31, 2012	$32,216,000
November 30, 2012	$34,762,000
December 31, 2012	$34,489,000

For purposes of this Section 6.18 only, Consolidated EBITDA shall be defined in the manner set forth in First Lien Credit Agreement as in effect on the date of the Eighth Amendment to the Credit Agreement (and without giving effect to any changes thereto after the Eighth Amendment Effective Date) and not the definition of such term set forth in Section 1.01 hereof.”
III.Consent. The Lenders hereby consent to the execution and delivery of, and performance under, the Second Amendment to the First Lien Credit Agreement (attached as Annex I hereto) (the “First Lien Amendment”) by the Borrower and the other Loan Parties thereto.

IV.Joinder of New Facility Guarantors. Subject to the satisfaction of each of the conditions set forth in Section V hereof, upon execution of the Joinder to Credit Agreement dated as of the date hereof (“Joinder Agreement”) among the Borrower, the New Facility Guarantors, the Existing Facility Guarantors, the Administrative Agent and the Collateral Agent, the New Facility Guarantors are hereby added as Facility Guarantors to the Credit Agreement.

V.Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of, and with effect from, the date (the “Eighth Amendment Effective Date”) on which:

a)The Borrower, the Facility Guarantors and each Lender shall have duly executed and delivered to the Administrative Agent this Amendment.

b)The Borrower and the New Facility Guarantors shall have taken all actions required in connection with the Joinder Agreement, including: (i) the Borrower and New Facility Guarantors executing and delivering to the Collateral Agent duly executed copies of the Joinder Agreement, (ii) all actions necessary for the valid execution, delivery and performance by the New Facility Guarantors and the other Loan Parties of the Joinder Agreement and all other documentation, instruments and agreements to be executed in connection therewith, (iii) the New Facility Guarantors delivering a certificate of an authorized officer relating to the organization and existence of such party, the authorization of the transactions contemplated by the Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all charter documents, (iv) the Collateral Agent having received a written legal opinion of the Loan Parties' counsel addressed to the Collateral Agent and the other Lenders, covering such matters relating to each New Facility Guarantor's capacity to enter the Joinder Agreement, the debenture referred to (v) below and this Amendment and (v) the Collateral Agent having received a debenture from the New Facility Guarantors, providing for the grant of a second priority lien on substantially all of the assets of the New Facility Guarantors.

c)American Apparel (USA) shall have delivered a debenture to the Collateral Agent substantially similar (but for the priority of liens) to the debenture delivered by American Apparel (USA) to the collateral agent under the First Lien Credit Agreement.

d)The Administrative Agent's receipt of a director or officer's certificate of each of the New Facility Guarantors, in form and substance reasonably satisfactory to the Administrative Agent: (A) certifying and attaching true, correct and complete copies of: (1) the memorandum of association of such New Facility Guarantors, (2) the articles of association of such New Facility Guarantors, and (3) the resolutions of the board of directors of such New Facility Guarantors, authorizing such New Facility Guarantors' entry into the Loan Documents to which it is a party; and (B) certifying the incumbency of the directors of such New Facility Guarantors authorized to act in connection with this Amendment and the other Loan Documents to which each of such New Facility Guarantors are a party and providing a specimen signature of such directors of such New Facility Guarantors who will be signing Loan Documents on the Eighth Amendment Effective Date and thereafter.

e)All corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Lenders, and the Lenders shall have received such documents and certificates as the Lenders or their counsel may reasonably request relating to the authorization of the transactions contemplated by this Amendment, all in form and substance satisfactory to the Lenders and their counsel.

f)Each of the representations and warranties contained in Section VI (Representations and Warranties) of this Amendment shall be true and correct.

g)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

h)No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Eighth Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement as amended by this Amendment or any Loan Document.

i)The Administrative Agent shall have received a true, correct and complete copy, certified as such by the Borrower, of the First Lien Amendment, which shall be in effect as of the Eighth Amendment Effective Date and certified as such by the Borrower.

j)The Administrative Agent shall have received from each New Facility Guarantor executing a Loan Document, a completed and executed Perfection Certificate and the results of lien searches with respect to the Collateral of New Facility Guarantors, indicating no Liens other than Permitted Encumbrances and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

VI.Representations and Warranties. On and as of the date hereof and as of the Eighth Amendment Effective Date, the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and the other Loan Documents and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms;

(b) the transactions to be entered into and contemplated by this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any material Applicable Law or the Charter Documents of any Loan Party, (iii) will not violate or result in a default under any indenture or any other agreement, instrument or other evidence of Material Indebtedness, or any other Material Agreement or other material instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents and the First Lien Loan Documents;
(c) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Eighth Amendment Effective Date, in each case as if made on and as of such date, except (x) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (y) with respect to the representations contained in Sections 3.04(b), 3.06 and 3.17 of the Credit Agreement, as disclosed in filings by the Borrower with the SEC prior to the date hereof with respect to the Borrower and its consolidated Subsidiaries;
(d) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and
(e) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement as amended hereby or any Loan Document.

VII.Post Closing. On or prior to the date that is ten (10) Business Days following the date hereof (or such later date agreed to by the Collateral Agent in its sole discretion), the Loan Parties shall provide evidence reasonably satisfactory to the Collateral Agent that the New Facility Guarantors and each other Subsidiary of the Borrower is a named insured under the policies of insurance required to be maintained by such Subsidiary in accordance with Section 5.07 of the Credit Agreement. A breach of the foregoing covenant shall be an Event of Default.
VIII.Amount of Obligations. Each Loan Party acknowledges and agrees that (a) as of the close of business on July 1, 2012, the Obligations include, without limitation, the amounts set forth on Schedule 1 attached hereto on account of the outstanding unpaid amount of principal of the Loans (including PIK Interest and PIK Fees that have been added to the principal amount of the Loans) and (b) such Loan Party is truly and justly indebted to the Lenders and the Administrative Agent for the Obligations without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.
IX.Collateral. Each Loan Party ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the liens and security interests granted to secure any of the

Obligations by such Loan Party to the Administrative Agent, for the benefit of the Lenders, pursuant to the Security Documents to which such Loan Party is a party. Each Loan Party acknowledges and agrees that all such liens and security interests granted by such Loan Party shall continue to secure the Obligations from and after the Eighth Amendment Effective Date. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, pursuant to the Security Documents to which such Loan Party is a party, the Obligations are secured by liens on and security interests in all of such Loan Party's assets to the extent required by the Security Documents.

X.Loan Party Release. Although each Lender, the Administrative Agent and the Collateral Agent regards its conduct as proper and does not believe that any Loan Party has any claim, right, cause of action, offset or defense against any Lender, the Administrative Agent, the Collateral Agent or any of such Lender's, the Administrative Agent's or the Collateral Agent's present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents (collectively with their respective successors and assigns, the “Lender Parties”) in connection with the execution, delivery, performance and administration of, or the transactions contemplated by this Amendment, the Credit Agreement and the other Loan Documents, each Lender, the Administrative Agent, the Collateral Agent and each Loan Party agree to eliminate any possibility that any past conduct, conditions, acts, omissions, events, circumstances or matters of any kind whatsoever could impair or otherwise affect any rights, interests, contracts or remedies of the Lenders, the Administrative Agent or the Collateral Agent. Therefore, each Loan Party unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) (a) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind whatsoever of any Lender Party to any Loan Party, (b) any legal, equitable or other obligations of any kind whatsoever, whether known or unknown, of any Lender Party to any Loan Party (and any rights of any Loan Party against any Lender Party), (c) any and all claims, whether known or unknown, under any oral or implied agreement with (or obligation or undertaking of any kind whatsoever of) any Lender Party which is different from or in addition to the express terms of this Agreement, the Credit Agreement and the other Loan Documents and (d) all other claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which such Loan Party or any predecessor, successor or assign might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which, in the case of each of the foregoing clauses (a), (b), (c) and (d), existed, arose or occurred at any time prior to the Eighth Amendment Effective Date and in connection with the execution, delivery, performance and administration of, or the transactions contemplated by, this Amendment, the Credit Agreement and the other Loan Documents.

XI.No Other Amendments or Waivers; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Eighth Amendment Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement as modified hereby. As of the Eighth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Eighth Amendment Effective Date. This Amendment is a Loan Document.

XII.Consent of Facility Guarantors. Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

XIII.Expenses. The Borrower agrees to reimburse each of the Administrative Agent, Collateral Agent, the Lenders and the Lion Parties for their respective outstanding reasonable out-of-pocket expenses (whether or not yet invoiced to the Borrower) incurred in connection with the Credit Agreement, this Amendment, the Joinder Agreement and related documents, the other Loan Documents, the Warrants and the monitoring and oversight of the Lion Parties' investment (including without limitation, the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP). This Amendment constitutes a Loan Document.

XIV.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

XV.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

XVI.Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

XVII.Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

XVIII.Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

XIX.Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

XX.Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

XXI.Submission to Jurisdiction. Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the federal or state courts of the State of New York as the Lenders may elect in their sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN APPAREL, INC.,
as Borrower

By: /s/ Glenn Weinman
Name: Glenn Weinman
Title: General Counsel, Senior Vice President
and Secretary

[Signature Page to Eighth Amendment]

AMERICAN APPAREL (USA), LLC, as Facility Guarantor

By: /s/ Glenn Weinman
Name: Glenn Weinman
Title: General Counsel, Senior Vice President
and Secretary

FRESH AIR FREIGHT, INC., as Facility Guarantor

By: /s/ Glenn Weinman
Name: Glenn Weinman
Title: General Counsel, Senior Vice President
and Secretary

KCL KNITTING, LLC, as Facility Guarantor

By: American Apparel (USA), LLC, its sole member

By: /s/ Glenn Weinman
Name: Glenn Weinman
Title: General Counsel, Senior Vice President
and Secretary

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By: /s/ Glenn Weinman
Name: Glenn Weinman
Title: General Counsel, Senior Vice President
and Secretary

[Signature Page to Eighth Amendment]

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By: /s/ Glenn Weinman
Name: Glenn Weinman
Title: General Counsel, Senior Vice President
and Secretary

AMERICAN APPAREL (CARNABY) LIMITED, as Facility Guarantor

By: /s/ Dov Charney
Name: Dov Charney
Title: Director

AMERICAN APPAREL (UK) LIMITED, as Facility Guarantor

By: /s/ Dov Charney
Name: Dov Charney
Title: Director

[Signature Page to Eighth Amendment]

WILMINGTON TRUST, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO WILMINGTON TRUST FSB), as Administrative Agent and Collateral Agent

By: /s/ Renee Kuhl
Name: Renee Kuhl
Title: Vice President

[Signature Page to Eighth Amendment]

LION CAPITAL (AMERICAS) INC., as Lender

By: /s/ Jacob Capps
Name: Jacob Capps
Title: President

[Signature Page to Eighth Amendment]

LION/HOLLYWOOD L.L.C., as Lender

By: /s/ Jacob Capps
Name: Jacob Capps
Title: President

[Signature Page to Eighth Amendment]

Schedule I

Amount of Obligations as of July 1, 2012

Obligations1                         $127,765,402.45

_______________
1Including PIK Interest and PIK Fees that have been added to the principal amount of the Loans

[Signature Page to Eighth Amendment]

Annex I

Second Amendment to the First Lien Credit Agreement

[Signature Page to Eighth Amendment]